Execution Copy


                          SECOND SUPPLEMENTAL INDENTURE


                          DATED AS OF FEBRUARY 1, 2000





                         ALLIANT ENERGY RESOURCES, INC.,
                                    Company,


                           ALLIANT ENERGY CORPORATION,
                                  As Guarantor

                                       and

                               FIRSTAR BANK, N.A.,
                                   as Trustee





                      Second Supplemental Indenture to the
                                    Indenture
                          dated as of November 4, 1999

               SECOND SUPPLEMENTAL INDENTURE, dated as of February 1, 2000 (the "Second Supplemental Indenture"), among ALLIANT ENERGY RESOURCES, INC., a Wisconsin corporation (the "Company"), ALLIANT ENERGY CORPORATION, a Wisconsin corporation, as guarantor (the "Guarantor"), and FIRSTAR BANK, N.A., as Trustee (the "Trustee").

                    RECITALS OF THE COMPANY AND THE GUARANTOR

               The Company and the Guarantor have heretofore executed and delivered to the Trustee an Indenture, dated as of November 4, 1999 (as supplemented by the First Supplemental Indenture dated as of November 4, 1999 and as may be further supplemented and amended from time to time, the "Indenture"), providing for the issuance from time to time of the Company's unsecured unsubordinated debentures, notes or other evidences of indebtedness (the "Securities"), to be issued in one or more series as provided in the Indenture.

               It is provided in Section 2.02 of the Indenture that the Company, the Guarantor and the Trustee may enter into indentures supplemental thereto to establish the form or terms of Securities of any series.

               The Company and the Guarantor desire to supplement and amend the Indenture to allow for the issuance of Securities to be initially sold within the United States to U.S. Persons that are Qualified Institutional Buyers and Institutional Accredited Investors and issued in the form of one or more Restricted Global Securities deposited with the Trustee, as custodian for the Depositary, and registered in the name of a nominee of the Depositary, and Restricted Physical Securities.

               The Company and the Guarantor desire to set forth the terms and form of a new series of Restricted Securities to be known as the Company's Exchangeable Senior Notes due 2030 (the "PAY PHONES" or the "PHONES"), which are exchangeable for cash based on the value of McLeodUSA Incorporated's Class A Common Stock, initially limited to an aggregate number of 5,166,052 PHONES (or up to 5,940,960 if additional PHONES are issued in connection with the exercise by the Initial Purchaser (as such term is defined in the Purchase Agreement dated January 26, 2000 among the Company, the Guarantor and the Initial Purchaser named therein) of its over-allotment option) and unconditionally guaranteed by the Guarantor.

               The  PHONES,   the  related  guarantee  and  the  certificate  of
authentication to be borne by the PHONES are to be substantially in the form set forth in Exhibit A hereto.

               NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

               For and in consideration of the premises and the purchase of the PHONES by the Holders (as defined herein) thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the
PHONES:

                                   ARTICLE 1.

                                   AMENDMENTS

               Section 1.01. Article 1 of the Indenture shall be amended by inserting in Section 1.01 the following new terms with the following definitions in the appropriate alphabetic positions:

               "Closing Time" means, with respect to the PHONES, February 1, 2000, the date of initial issuance of the PHONES issued under the Second Supplemental Indenture.

               "First Supplemental Indenture" means the First Supplemental Indenture dated as of November 4, 1999 among the Company, the Guarantor and the Trustee.

               "PHONES"  has the meaning set forth in the  preamble  and Section
2.01  of  the  Second   Supplemental   Indenture.   The  term  PHONES  shall  be
interchangeable with the term "PAY PHONES."

               "Registration Rights Agreement" means, with respect to the PHONES, the Registration Rights Agreement dated as of February 1, 2000, among the Company, the Guarantor and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the initial purchaser.

               "Second Supplemental Indenture" means the Second Supplemental Indenture dated as of February 1, 2000 among the Company, the Guarantor and the Trustee.

               Section 1.02 The Indenture shall be amended by adding an exhibit titled "Exhibit E." Exhibit E to the Indenture shall be the form of PHONES and the related guarantee attached as Exhibit A hereto.

                                   ARTICLE 2.

                            PROVISIONS FOR THE PHONES

               Section 2.01. There shall be a series of Securities entitled "Exchangeable Senior Notes due 2030" (herein designated the "PHONES"). The form of the PHONES, the Guarantees issued by the Guarantor and the Trustee's certificate of authentication to be borne thereby shall be substantially in the forms set forth in Exhibit A hereto and shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture and this Second Supplemental Indenture, including, but not limited to, the provisions of the Indenture with respect to the transfer, exchange and replacement thereof. The aggregate number, and the Original Principal Amount (as defined below), of the PHONES that may be executed by the Company and authenticated by the Trustee hereunder shall be limited to 5,166,052 and $350,000,023, respectively (or up to 5,940,960 and $402,500,040, respectively, if additional PHONES are issued in connection with the exercise by the Initial Purchaser of its over-allotment option); provided, however, any exchanges or replacements of the PHONES made pursuant to the Indenture and the Second Supplemental Indenture following the original issuance thereof shall not be counted against this limit.

               Section 2.02. In accordance with the terms and conditions of the Indenture, the Company may issue and sell the PHONES inside the United States without registration under the Securities Act in reliance on Rule 144A and Regulation D thereunder.

               Section 2.03. Except as provided below, the PHONES shall be represented initially in the form of a Restricted Global Security. Each Restricted Global Security shall be registered in the name of a nominee of the Depositary and deposited on behalf of the purchasers of the PHONES represented thereby with a custodian for the Depositary for credit to the respective accounts of the purchasers (or to such other accounts as they may direct). Except as set forth below, each Restricted Global Security shall be in the form of the PHONES attached hereto as Exhibit A and may be transferred, in whole and not in part, only to another nominee of the Depositary or to a successor of the Depositary or its nominee.

               Notwithstanding the above, PHONES sold to Institutional Accredited Investors who are not Qualified Institutional Buyers shall be issued in certificated, fully registered form (a "Restricted Physical Security"). A Restricted Physical Security shall be subject to restrictions on transfer in accordance with the IAI Letter that such investor shall be required to sign, substantially in the form attached to the Indenture as Exhibit D.

               Section 2.04. (a) Each Restricted Global Security, or any PHONES that may be issued in exchange for an interest in a Restricted Global Security, shall be dated as provided in Section 2.03 of the Indenture, shall mature on February 15, 2030 and shall bear interest quarterly in an amount equal to the sum of $1.2280 per PHONES, reflecting a basic interest rate of 7.25% per year on the Original Principal Amount through February 15, 2003, and thereafter in an amount equal to $0.4234 per PHONES, reflecting a Basic Interest Rate of 2.50% per year on the Original Principal Amount, in each case plus an amount equal to any regular cash dividends paid on the Reference Shares attributable to each PHONES. The Company will also distribute, as additional interest on the PHONES, any property, including cash (other than any regular cash dividends), distributed on or with respect to the Reference Shares (other than publicly traded equity securities, which will themselves become Reference Shares). Interest on the PHONES shall be paid quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, beginning May 15, 2000, to holders of record at the close of business on February 1, May 1, August 1 and November 1, as the case may be, immediately preceding the payment date (whether or not a business day), but subject to the Company's right to defer quarterly payments of basic interest beginning after the February 15, 2003 payment.

               (b) Both principal of and interest on the PHONES shall be payable at the office of the Paying Agent in the Milwaukee, Wisconsin and the Borough of Manhattan, The City of New York, New York or at any other office maintained by the Company or the Guarantor, as the case may be, for such purpose; provided that interest may be payable, at the option of the Company or the Guarantor, as the case may be, by check mailed to the registered address of the person entitled thereto as such address shall appear on the registry books of the Company. On each interest payment date the Trustee shall pay to the registered holder interest accrued in respect of such PHONES. Payment of principal on PHONES shall be paid to the registered holder or upon his order only upon presentation and surrender for payment of such PHONES on or after the payment date at the offices of the Company or the Guarantor, as the case may be, in Milwaukee, Wisconsin and the Borough of Manhattan, The City of New York, New York or at any other office of the Company or the Guarantor, as the case may be, maintained for such purpose.

               (c) The PHONES shall not be convertible into or exchangeable for equity securities of the Company, the Guarantor or McLeodUSA Incorporated.

               (d) The PHONES shall not be subject to any sinking fund.

               (e) The Trustee, at its Corporate Trust Office located at 1555 North RiverCenter Drive, Suite 301, Milwaukee, Wisconsin 53212, shall initially act as Paying Agent for the PHONES.

               Section 2.05. (a) So long as a nominee of the Depositary is the registered owner of any Restricted Global Security, such nominee shall be considered the sole owner and holder of the PHONES represented by such Restricted Global Security under the Indenture, as supplemented and amended hereby. Except as herein provided, owners of beneficial interests in any Restricted Global Security shall not be entitled to have PHONES represented by such Restricted Global Security registered in their names, shall not receive or be entitled to receive physical delivery of PHONES in certificated form and shall not be considered the owners or holders thereof under the Indenture.

               (b) None of the Company, the Guarantor or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in any Restricted Global Security, or for maintaining, supervising or reviewing any records relating to such beneficial interests.

               Section 2.06 Income Tax Characterization. The Company and the Holders (by virtue of their acceptance of the PHONES) shall treat the PHONES as indebtedness of the Company for all tax purposes. The Company shall hereby instruct the Trustee to treat the PHONES as indebtedness of the Company for all tax reporting purposes. The Company, the Trustee and the Holders shall not take any position that is inconsistent with the treatment of the PHONES as indebtedness of the Company for all tax purposes.


                                   ARTICLE 3.

                                  MISCELLANEOUS

               Section 3.01. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Indenture and the form of PHONES attached hereto as Exhibit A.

               Section 3.02. The form of PHONES, and the related guarantee, attached hereto as Exhibit A, constitute a part of the provisions with respect to the PHONES and are incorporated into this Second Supplemental Indenture in its entirety and shall for all purposes have the same effect as if fully set forth in this Second Supplemental Indenture.

               Section 3.03. Except as supplemented and amended hereby, the Indenture as supplemented and amended by the First Supplemental Indenture is in all respects ratified and confirmed, and all of the terms, provisions and conditions thereof shall be and remain in full force and effect, and this Second Supplemental Indenture and all its provisions shall be deemed a part thereof.

               Section 3.04. In case any provision in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               Section 3.05. If any provision of this Second Supplemental Indenture limits, qualifies or conflicts with any other provision hereof or of the Indenture which provision is required to be included in the Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

               Section  3.06.  THIS  SECOND  SUPPLEMENTAL   INDENTURE  SHALL  BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WISCONSIN WITHOUT REGARD TO THE CONFLICTS OF LAWS AND RULES OF SAID STATE.

               Section 3.07. This Second Supplemental Indenture has been simultaneously executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery by telecopier of an executed signature page hereto shall be effective as delivery of a manually executed counterpart hereof.

               Section 3.08. This Second Supplemental Indenture shall be deemed to have been executed on the date of the acknowledgment thereof by the officer of the Trustee who signed it on behalf of the Trustee.

               IN WITNESS WHEREOF, the Company, the Guarantor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective corporate seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                        ALLIANT ENERGY RESOURCES, INC.
ATTEST:



By: /s/ Enrique Bacalao                 By: /s/ Edward M. Gleason
    ------------------------------          ----------------------------------
    Name: Enrique Bacalao                   Name: Edward M. Gleason
    Title: Assistant Secretary              Title: Vice President-Treasurer and
                                                   Corporate Secretary


                                        ALLIANT ENERGY CORPORATION,
ATTEST:                                 as Guarantor



By: /s/ Enrique Bacalao                 By: /s/ Edward M. Gleason
    ------------------------------          ----------------------------------
    Name: Enrique Bacalao                   Name: Edward M. Gleason
    Title: Assistant Secretary              Title: Vice President-Treasurer and
                                                   Corporate Secretary


                                        FIRSTAR BANK, N.A.,
                                        as Trustee



                                        By: /s/ R. Christian Davis
                                            ----------------------------------
                                            Name: R. Christian Davis
                                            Title: Vice President

                                                                       Exhibit A
NY3: 209294.06
                                [Form of PHONES]

               Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Alliant Energy Resources, Inc., or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or to such other entity or in such other name as is requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

               Transfers of this Global Security shall be limited to transfers in whole, but not in part, to nominees of Cede & Co. or to a successor thereof or such successor's nominee and transfers of portions of this Global Security shall be limited to transfers made in accordance with the restrictions set forth in Section 2.20 of the Indenture referred to in this Global Security.

               THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" ("QIB") (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE SECURITIES AND THE LAST DATE ON WHICH ALLIANT ENERGY RESOURCES, INC. OR ANY "AFFILIATE"

(AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF ALLIANT ENERGY RESOURCES, INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO ALLIANT ENERGY RESOURCES, INC., (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE
PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS
(a)(1), (2), (3) or (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND
(3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT ALLIANT ENERGY RESOURCES, INC. AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH
OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, BUT ONLY IF THIS SECURITY IS NOT A GLOBAL SECURITY (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN), TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO ALLIANT ENERGY RESOURCES, INC. AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                         ALLIANT ENERGY RESOURCES, INC.

                       Exchangeable Senior Notes due 2030

                    (Exchangeable for cash based on value of
                  McLeodUSA Incorporated Class A Common Stock)

CUSIP No.

________ PHONES

Global Note

               Alliant Energy Resources, Inc., a corporation duly organized and existing under the laws of the State of Wisconsin (the "Company," which term includes any successor person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the Maturity Amount (as defined below) at the office or agency of the Company referred to below, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, upon presentation and surrender of this PHONES on the 15th of February, 2030 (the "Maturity Date") and to pay interest ("Basic Interest") on the Original Principal Amount (as defined below) from the date of original issuance or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, as more fully described below.

               Payment of Basic Interest may be deferred, at the election of the Company as specified herein. Additional Interest (as defined below), if any, shall be distributed as specified herein. As of the date of original issuance hereof, 0.8772 Reference Shares (as defined below) is attributable to each PHONES represented hereby, subject to adjustment as provided herein.

               This PHONES is a "book-entry" security and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"), a clearing agency. Subject to the terms of the Indenture, dated as of November 4, 1999 (as supplemented by the First Supplemental Indenture dated as of November 4, 1999, the Second Supplemental Indenture dated February 1, 2000 and as may be further supplemented and amended from time to time, the "Indenture"), among the Company, Alliant Energy Corporation (the "Guarantor"), and Firstar Bank, N.A., as trustee (the "Trustee"), and except as provided therein, this PHONES will be held by a clearing agency or its nominee, and beneficial interests will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee.

               The statements set forth in the restrictive legend above are an integral part of the terms of this PHONES and by acceptance hereof each holder of this PHONES agrees to be subject to and bound by the terms and provisions set forth in such legend.

               This PHONES is one of a duly authorized issue of unsecured, unsubordinated debentures, notes or other evidences of indebtedness (hereinafter called the "Securities") of the Company of the series hereinafter specified, which PHONES initially are limited in aggregate number to 5,166,052 (or up to 5,940,960 if additional PHONES are issued in connection with the exercise by the Initial Purchaser (as such term is defined in the Purchase Agreement dated as of January 26, 2000 among the Company, the Guarantor and the Initial Purchaser named therein) of its over-allotment option) PHONES and an aggregate Original Principal Amount of $350,000,023 (or up to $402,500,040 if the Initial Purchaser's over-allotment option is exercised), all such Securities issued or to be issued under the Indenture. Terms defined in the Indenture and not defined herein have the meaning ascribed thereto in the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture for a statement of those terms. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may be denominated in currencies other than U.S. Dollars (including composite currencies), may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking fund or other purchase provisions, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This PHONES is one of a series of the Securities designated as Exchangeable Senior Notes Due 2030, which are exchangeable for cash based on the value of McLeodUSA Incorporated's Class A Common Stock.

               The Maturity Amount, the Redemption Amount (as defined below), Additional Interest and Basic Interest on the PHONES shall be payable at the office or agency the Company or the Guarantor, as the case may be, maintains for such purpose within Milwaukee, Wisconsin and the Borough of Manhattan, the City of New York, New York, or at the Company's option, any such payments of cash may be made by check mailed to the Holders of the PHONES at their respective addresses set forth in the register of Holders of PHONES. The PHONES shall be issued in denominations of one PHONES and integral multiples thereof.

1.  Interest

               The Company shall pay Basic Interest on the Original Principal Amount from the date of original issuance or from the most recent Interest Payment Date to which interest has been paid or duly provided for in an amount equal to $1.2280 per PHONES, reflecting a basic interest rate of 7.25% per annum on the Original Principal Amount, through February 15, 2003, and thereafter in an amount equal to $0.4234 per PHONES, reflecting a basic interest rate of 2.50% per annum on the Original Principal Amount (as applicable, the "Basic Interest Rate"), in each case plus the amount of any regular cash dividends paid on the Reference Shares attributable to each PHONES. Interest on the PHONES will accrue from the date of issuance and will be paid quarterly in arrears on February 15, May 15, August 15 and November 15 of each year (each, an "Interest Payment Date" and collectively, the "Interest Payment Dates" and each quarterly period ending on such Interest Payment Date, an "Interest Payment Period"), beginning May 15, 2000, until payment of the Maturity Amount, or if redeemed earlier, the Redemption Amount (as defined below) or until earlier exchanged upon exercise of the Exchange Right (as defined below) by the Holder hereof. The Company's first payment of Basic Interest on May 15, 2000 shall equal $1.4327 per PHONES, which is calculated to equal an annual rate of 7.25% on the Original Principal Amount from the date hereof.

               Basic Interest payable on any Interest Payment Date shall (subject to exceptions provided in the Indenture referred to herein) be paid to the person in whose name this PHONES, or the PHONES in exchange or substitution for which this PHONES shall have been issued, shall have been registered at the close of business on February 1, May 1, August 1 or November 1 (each a "Regular Record Date"), as the case may be, immediately preceding such Interest Payment Date whether or not a Business Day (as defined below). Changes in the Contingent Principal Amount (as defined below) shall not affect the amount of Basic Interest. At least five (5) Business Days prior to each Interest Payment Date, the Company shall deliver an Officers' Certificate to the Trustee setting forth:
(i) the amount of Basic Interest per PHONES for such quarterly period and (ii) the total quarterly interest due for such quarterly period on all PHONES outstanding.

               The Company shall also distribute to the Holder of each PHONES, an amount equal to any property, including cash (other than any regular cash dividends), distributed on or with respect to the Reference Shares attributable to each PHONES (other than publicly traded equity securities, which shall themselves become Reference Shares) ("Additional Interest"). If any Additional Interest includes publicly traded securities (other than equity securities) that can be transferred by the Company to the Holders without registration under the federal securities laws and without breach of any contractual arrangements of the Company with McLeodUSA Incorporated, and that will be freely transferable in the hands of the Holders, such securities shall be distributed to the Holder of each PHONES; provided however, that no fractional units of such securities shall be distributed, and the Company shall distribute cash representing the then fair market value of such fractional units of such securities as determined in good faith by the Board of Directors. If any Additional Interest is not publicly traded securities or is publicly traded securities not meeting the above standards, cash representing the then fair market value of such property (as determined in good faith by the Board of Directors) shall be distributed to the Holder of each PHONES.

               Additional Interest shall be distributed to the Holder of each PHONES on the twentieth (20th) Business Day (the "Additional Interest Distribution Date") after the Reference Shares Distribution Date. "Reference Shares Distribution Date" means the date on which any property, including cash (other than any regular cash dividends), distributed on or with respect to the Reference Shares shall be distributed to the holders of Reference Shares. The record date for any distribution of Additional Interest shall be the tenth
(10th) Business Day after the Reference Shares Distribution Date.

               At least five (5) Business Days prior to any Additional Interest Distribution Date, the Company shall deliver an Officers' Certificate to the Trustee setting forth: (i) the amount of Additional Interest to be distributed per PHONES; and (ii) the total amount of Additional Interest to be distributed for all outstanding PHONES on such Additional Interest Distribution Date. If any Additional Interest consists of any property that is not publicly traded securities or is publicly traded securities not meeting the standards described above, then at least five (5) Business Days prior to such Additional Interest Distribution Date, the Company shall deliver to the Trustee: (i) a certified copy of a Board Resolution establishing the fair market value of such property; and (ii) an Officers' Certificate setting forth (A) the total amount of cash relating to the fair market value of such property to be distributed per PHONES, and (B) the total amount of cash relating to the fair market value of such property to be distributed for all outstanding PHONES. In each case described above, the Company shall state in such Officers' Certificate whether it shall distribute such Additional Interest in property or cash. The Trustee shall only be responsible for distributing Additional Interest in the form of cash or global book-entry securities which are DTC eligible. The Company shall be responsible for acting as its own paying agent to make all other distributions of Additional Interest. The Company shall prepare a press release relating to any such distribution of Additional Interest to be provided to DTC for dissemination through the DTC broadcast facility.

               If Basic Interest or Additional Interest is payable on a date that is not a Business Day, payment shall be made on the next Business Day (and without any interest or other payment in respect of such delay). A "Business Day" means any day that is not a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in The City of New York are authorized or obligated by law to close.

               The Company shall pay interest at a rate equal to the Basic Interest Rate per annum then in effect on (i) any overdue Maturity Amount; (ii) any overdue installments of Basic Interest; and (iii) any overdue payments of Additional Interest based on the fair market value of such Additional Interest, in each case, without regard to any applicable grace period. Notwithstanding any other provision herein, no interest shall accrue or be payable in accordance with the immediately preceding sentence on any Deferred Basic Interest (as defined below).

               Interest on the PHONES shall be computed on the basis of a 360-day year of twelve 30-day months.

2.  Deferral of Interest Payments

               If no Event of Default has occurred and is continuing under the PHONES, the Company may, on one or more occasions, beginning after the February 15, 2003 payment, defer payments of Basic Interest ("Deferred Basic Interest") for up to twenty (20) consecutive quarterly periods. Any deferral of Basic Interest may not extend beyond the Maturity Date, and the Company may not defer distributions of Additional Interest or quarterly payments equal to regular cash dividends paid on the maximum number of Reference Shares.

               If the Company defers payments of Basic Interest, the Contingent Principal Amount shall increase during each quarter by the amount of such Deferred Basic Interest (plus accrued interest thereon at an annual rate equal to 2.50%, compounded quarterly ("Accrued Interest") ) and the Early Exchange Ratio (as defined below) shall be 100% of the Reference Shares for the quarter following such deferral. Once the Company has paid all Deferred Basic Interest (plus Accrued Interest), together with the Basic Interest for the then current quarterly period, the Contingent Principal Amount shall decrease by the amount of the payment of such Deferred Basic Interest (plus Accrued Interest), the Early Exchange Ratio will change to 95% of the Reference Shares, and the Company may again defer Basic Interest as described above. The Company may only pay Deferred Basic Interest (plus Accrued Interest) on an Interest Payment Date.

               If the Company elects to defer payments of Basic Interest for any quarterly period, the Company shall provide the Trustee with notice of such election (a "Deferral Notice") and shall prepare a press release relating to such deferral to be provided to DTC for dissemination through the DTC broadcast facility. The Deferral Notice with respect to any quarterly period shall be given to the Trustee not later than one (1) Business Day before the earlier of:
(i) the Regular Record Date for the payment of Basic Interest for such quarterly period; or (ii) the date that the Company is required to give notice to The Nasdaq Stock Market (or any other applicable self-regulatory organization) or to the Holders of the PHONES as of such Regular Record Date or the applicable Interest Payment Date.

               The Deferral Notice shall be in the form of an Officers' Certificate to the Trustee setting forth: (i) the period with respect to which the Company is electing to defer Basic Interest; (ii) the amount of increase of Contingent Principal Amount per PHONES; (iii) the total amount of increase of the Contingent Principal Amount for all outstanding PHONES; (iv) a statement that the Early Exchange Ratio will change to 100% of the Reference Shares, or will continue at such rate, prospectively from such date for the following quarter; and (v) that no Event of Default has occurred and is continuing under the PHONES. The Company shall deliver a Deferral Notice for each deferral of Basic Interest.

               If and when the Company pays all of the Deferred Basic Interest and Accrued Interest, the Company shall deliver to the Trustee an Officers' Certificate setting forth: (i) the calculation of Deferred Basic Interest and Accrued Interest owed per PHONES; (ii) the total amount of Deferred Basic Interest and Accrued Interest owed on all outstanding PHONES; (iii) a statement that the Early Exchange Ratio will change to 95% of the Reference Shares prospectively from such date for the following quarter; (iv) the amount of decrease of the Contingent Principal Amount per PHONES; and (v) the total amount of decrease of the Contingent Principal Amount for all outstanding PHONES.

3.  Principal Amount

               The "Original Principal Amount" per PHONES is equal to $67.75. The minimum amount payable upon redemption or maturity of each PHONES (the "Contingent Principal Amount") shall be initially equal to the Original Principal Amount. The Contingent Principal Amount for each PHONES will be increased during each quarter, based on the Contingent Principal Amount at the beginning of the Interest Payment Period, by an amount equal to interest accrued on such beginning Contingent Principal Amount at the Basic Interest Rate on the PHONES then in effect, and, on the dates the following amounts are paid to Holders of the PHONES, will be reduced by: (a) each Basic Interest Payment made on the PHONES, (b) any amounts paid on the PHONES in respect of regular cash dividends paid on the Reference Shares during that quarter and (c) any
Additional Interest paid on the PHONES. In no event will the Contingent Principal Amount be less than zero. Notwithstanding the foregoing, in the event that the Company redeems the PHONES on a date which is between February 6 and February 15, 2003 (not including February 6 or February 15), the Contingent Principal Amount will not be increased by an amount equal to the interest accrued on the beginning Contingent Principal Amount for the Interest Payment Period beginning on November 15, 2002.

               For purposes of the Indenture, the "principal" of a PHONES on any day and for any purpose means the amount that is payable with respect to such PHONES as of such date and for such purpose (including without limitation, upon any redemption at the option of the Company, upon any exchange at the option of the Holder of such PHONES and upon the acceleration of the maturity of such PHONES). For purposes of the Indenture, "Interest" on a PHONES for any purpose includes Basic Interest, any regular cash dividends paid on the Reference Shares, Additional Interest and any Final Period Distribution.

               At maturity, the Holder of each PHONES shall be entitled to receive the Maturity Amount. The "Maturity Amount" per PHONES means the higher of: (i) the Contingent Principal Amount of the PHONES on the Maturity Date or
(ii) the sum of (1) the then Current Market Value (as defined below) of the Reference Shares on the Maturity Date attributable to each PHONES and (2) any Deferred Basic Interest (including any Accrued Interest), plus, in the case of either (i) or (ii), the Final Period Distribution.

               "Final Period Distribution" per PHONES means, in respect of (i) the Maturity Date, a distribution determined in accordance with clauses (2), (3) and (4) below and (ii) the Redemption Date (as defined below), a distribution determined in accordance with clauses (1), (2), (3) and (4) below. If the Redemption Date is in connection with a Rollover Offering (as defined below), the distribution determined in accordance with clause (4) shall be a distribution equal to all dividends and distributions on or in respect of the Reference Shares which a holder of the Reference Shares on the Pricing Date (as defined below) would be entitled to receive.

          (1) Unless (i) the Redemption Date of the PHONES is also an Interest Payment Date or (ii) Basic Interest has been deferred for the then current quarterly period, an amount equal to the Basic Interest Rate accrued on the Original Principal Amount from the most recent Interest Payment Date to the Redemption Date, or to the next Interest Payment Date in the case of a redemption of the PHONES on a date which is between February 6 and February 15, 2003 (not including February 6 or February 15), plus

          (2) a distribution equal to the sum of all dividends and distributions on or in respect of the Reference Shares declared by the applicable Reference Company (as defined below) and for which the ex-date for the dividend or distribution falls during the period from the date of original issuance of the PHONES to the most recent Interest Payment Date and which have not been distributed to holders of

               Reference Shares prior to the most recent Interest Payment Date, plus

          (3) a distribution equal to the sum of all dividends and distributions on or in respect of the Reference Shares which a holder of Reference Shares on the latest ex-date for a dividend or distribution occurring during the period from the most recent Interest Payment Date to the date immediately preceding the first Trading Day (as defined below) of the Averaging Period (as defined below) is entitled to receive, plus

          (4) a distribution equal to the sum of, for each successive day in the Averaging Period that is anticipated on the first day of the Averaging Period to be a Trading Day, the amounts determined in accordance with the following formula:

               E x (1 - 0.05n)

where:

               E= all dividends and distributions on or in respect of the Reference Shares which a holder of the Reference Shares on the applicable day would be entitled to receive, provided that the ex-date for the dividend or distribution date that occurs on a day that is not a scheduled Trading Day shall be deemed to have occurred on the immediately preceding scheduled Trading Day; and

               n= the number of scheduled Trading Days that have elapsed in the Averaging Period with the first Trading Day of the Averaging Period being counted as zero.

               The Holder of each PHONES is only entitled to receive distributions determined in accordance with clauses (2), (3) or (4) to the extent actually distributed by the applicable Reference Company. Distributions related to cash amounts paid by the applicable Reference Company on Reference Shares as described in clauses (2), (3) or (4) before the Redemption Date or the Maturity Date, as the case may be, shall be paid on the Redemption Date or the Maturity Date, as the case may be. Distributions related to all other property distributed, or the cash value of such property, shall be distributed within twenty (20) Business Days after the Reference Shares Distribution Date.

               Upon maturity, the Company shall deliver to the Trustee an Officers' Certificate (i) informing the Trustee of the applicable Maturity Amount per PHONES and in the aggregate for all outstanding PHONES and the Company's calculation thereof and (ii) directing the Trustee to adjust the Trustee's records and to request DTC to adjust DTC's records.

               Notwithstanding any other provision hereof, if the Contingent Principal Amount is reduced to zero or if all of the Reference Shares cease to be outstanding, the PHONES shall continue to remain outstanding until the Maturity Date unless the Company shall elect to earlier redeem the PHONES, and each Holder of PHONES will receive the Contingent Principal Amount, if any, on the Redemption Date or the Maturity Date, as applicable.

4.  Exchange Option

               The Holder of each PHONES shall have a right, at any time and from time to time, to exchange (an "Exchange Right") each PHONES for an amount of cash equal to a percentage of the then Exchange Market Value (as defined below) of the Reference Shares attributable to each PHONES (the "Early Exchange Ratio"). The Early Exchange Ratio at any time shall be equal to: (i) 95% of the then Exchange Market Value of the Reference Shares attributable to each PHONES or (ii) during a deferral of Basic Interest or, if the Company so elects, during the pendency of any tender or exchange offer for any of the Reference Shares, 100% of the then Exchange Market Value of the Reference Shares attributable to each PHONES. The Company shall pay the Holder of each PHONES the amount due upon exchange as soon as reasonably practicable after such Holder delivers notice (an "Exchange Notice") to the Trustee, but in no event earlier than three Trading Days after the date of such Exchange Notice or later than fifteen (15) Trading Days after the date of such Exchange Notice.

               "Exchange Market Value" means the Closing Price (as defined below) on the Trading Day following the date a Holder of PHONES delivers an Exchange Notice to the Trustee (an "Exchange Date"); provided, however, if Exchange Notices relating to more than 200,000 PHONES have been delivered on any Exchange Date, then the Exchange Market Value shall be the average Closing Price on the five (5) Trading Days following such Exchange Date. If Exchange Notices relating to more than 200,000 PHONES are delivered on any Exchange Date, the Trustee shall notify the Company of such fact by 6:00 p.m., New York City time, on the Exchange Date, and the Company shall give notice of such fact by issuing a press release prior to 9:00 a.m., New York City time, on the next Trading Day, which shall be provided to DTC for dissemination through the DTC broadcast facility and to the Trustee. The Company's failure to provide this notice, however, shall not affect the determination of Exchange Market Value as described above.

               If the PHONES are held through DTC, the Holder of each PHONES may exercise such Holder's Exchange Right through the relevant direct participant in DTC through the DTC ATOP system by delivering an agent's message and delivering the PHONES of such Holder to the Trustee's DTC participant account. If the PHONES are held in certificated form, the Holder may exercise such Exchange Right as follows: the Holder shall (i) complete and manually sign an Exchange Notice in the form available from the Trustee and deliver such Exchange Notice to the Trustee at the office maintained by the Trustee for such purpose, (ii) surrender such PHONES to the Trustee, (iii) if required, furnish appropriate endorsement and transfer documents, and (iv) if required, pay all transfer or similar taxes.

               By 12:00 noon, New York City time, on each Business Day following receipt by the Trustee of notification from DTC that DTC has received an agent's message from a DTC participant electing to exercise such participant's Exchange Right and delivery of such PHONES into the Trustee's DTC participant account or following receipt of a complete manually signed Exchange Notice and receipt of the related PHONES from the Holder, the Trustee shall notify the Company of the amount of such PHONES so tendered. The Company shall deliver an Officers' Certificate to the Trustee no later than one (1) Business Day after the Trading Day following the Exchange Date; provided however, if Exchange Notices relating to more than 200,000 PHONES have been delivered on any Exchange Date, the Company shall deliver such Officers' Certificate no later than one (1) Business Day after the fifth (5th) Trading Day following such Exchange Date. Such Officers' Certificate shall set forth the amount to be paid to such tendering Holder and the date of payment of such amount (the "Exchange Payment Date"). The Company shall deposit such amount with the Trustee on the Exchange Payment Date, and upon receipt of such payment from the Company, the Trustee shall pay DTC, as soon as practicable or, in the case of PHONES that are held in certificated form, as directed by the tendering Holder.

               The date on which all of the foregoing requirements have been satisfied shall be the Redemption Date with respect to the PHONES delivered for exchange.

5.  Redemption

               The Company may redeem, at any date (the "Redemption Date"), the PHONES in whole but not in part (a "Redemption") at a redemption price per PHONES (the "Redemption Amount") equal to the sum of: (i) the higher of (A) the Contingent Principal Amount per PHONES or (B) the sum of (1) the then Current Market Value of the Reference Shares on the Redemption Date attributable to each PHONES and (2) any Deferred Basic Interest (plus Accrued Interest) per PHONES; plus, in the case of either (A) or (B), the Final Period Distribution; and (ii) a "Redemption Premium" in an amount equal to $14.9407 per PHONES if the Company redeems the PHONES prior to the first quarterly Interest Payment Date on May 15, 2000, and such amount as successively reduced by $1.2280 per PHONES if the Company redeems the PHONES prior to each following quarterly Interest Payment Date through the twelfth quarterly Interest Payment Date on February 15, 2003; except that no such amount referred to in this clause (ii) shall be payable in the event the PHONES are redeemed between February 6 and February 15, 2003 (not including February 6 or February 15). In addition, if any Additional Interest Distribution Date falls after the Redemption Date, the Company shall make such distribution on the Additional Interest Distribution Date.

               The "Current Market Value" (other than in the case of a Rollover Offering, as defined below) is defined in respect of: (i) the Maturity Date, as the average Closing Price per Reference Share on the twenty (20) Trading Days (the "Averaging Period") immediately prior to (but not including) the fifth
(5th) Business Day preceding the Maturity Date; and (ii) the Redemption Date, as the average Closing Price per Reference Share during the Averaging Period immediately prior to (but not including) the fifth (5th) Business Day preceding the Redemption Date; provided, however, that for purposes of determining the payment required upon Redemption in connection with a Rollover Offering, "Current Market Value" means the Closing Price per Reference Share on the Trading Day immediately preceding the date that the Rollover Offering is priced (the "Pricing Date") or, if the Rollover Offering is priced after 4:00 p.m., New York City time, on the Pricing Date, the Closing Price per Reference Share on the Pricing Date, except that if there is not a Trading Day immediately preceding the Pricing Date or (where pricing occurs after 4:00 p.m., New York City time, on the Pricing Date) if the Pricing Date is not a Trading Day, "Current Market Value" means the market value per Reference Share as of the Redemption Date as determined by a nationally recognized independent investment banking firm retained by the Company.

               A "Rollover Offering" means a refinancing of the PHONES by way of either (i) a sale of the Reference Shares or (ii) a sale of securities that are priced by reference to the Reference Shares, in either case, by means of a completed public or private offering or offerings by the Company and which is expected to yield net proceeds which are sufficient to pay the Redemption Amount for all of the PHONES. The Trustee will notify the Holders of the PHONES if the Company elects to redeem the PHONES in connection with a Rollover Offering not less than thirty (30) nor more than sixty (60) Business Days prior to the Redemption Date. The Company will also issue a press release prior to 4:00 p.m., New York City time, on the Business Day immediately prior to the day on which the Closing Price of the Reference Shares is to be measured for the purpose of determining the Current Market Value in connection with a Rollover Offering. Such notice shall state that the Company is firmly committed to price the Rollover Offering, shall specify the date on which the Rollover Offering is to be priced (including whether the Rollover Offering shall be priced during trading on the Pricing Date or after the close of trading on the Pricing Date) and consequently, whether the Closing Price for the Reference Shares by which the Current Market Value shall be measured shall be the Closing Price on the Trading Day immediately preceding the Pricing Date or the Closing Price on the Pricing Date. The Company shall provide such press release to DTC for dissemination through the DTC broadcast facility.

               The "Closing Price" of any security on any date of determination means the closing sale price (or, if no closing sale price is reported, the last reported sale price) of such security (regular way) on The Nasdaq Stock Market on such date or, if such security is not listed for trading on The Nasdaq Stock Market on that date, as reported in the composite transactions for the principal United States securities exchange on which such security is so listed, or if such security is not so listed on a United States national or regional securities exchange, the last quoted bid price for such security in the over-the-counter market as reported by the National Quotation Bureau or similar organization. In the event that no such quotation is available for any day, the Board of Directors shall be entitled to determine the Closing Price on the basis of such quotations as it in good faith considers appropriate. To the extent that trading of Reference Shares normal way continues past 4:00 p.m., New York City time, "Closing Price" shall be deemed to refer to the price at the time that is then customary for determining the Trading Day's index levels for stocks traded on the primary national securities exchange or automated quotation system on which the Reference Shares are then traded or quoted. All references to 4:00 p.m., New York City time, in the definition of Current Market Value shall thereafter be deemed to refer to the then customary determination time.

               A "Trading Day" is defined as a day on which the security, the Closing Price of which is being determined, (i) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (ii) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security.

               In case of any Redemption (other than a Redemption in connection with a Rollover Offering), the Company shall give thirty (30) Business Days' notice to the Trustee and to the Holders of the PHONES of such Redemption and the Redemption Date, such notice to include the issuance of a press release by the Company, which press release shall also be provided by the Company to DTC for dissemination through the DTC broadcast facility. On the fifth Business Day preceding the Redemption Date (or as soon as practicable thereafter), the Company shall provide to the Trustee an Officer's Certificate and prepare a press release to be provided to DTC for dissemination through the DTC broadcast facility. Such Officer's Certificate and press release shall set forth on a per PHONES and an aggregate basis, (i) the Redemption Amount, (ii) the Contingent Principal Amount as of the Redemption Date, (iii) the Current Market Value of the Reference Shares, and (iv) the Deferred Basic Interest in respect of such Redemption. The Company shall irrevocably deposit with the Trustee sufficient funds to pay the Redemption Amount on the Redemption Date. Distributions to be paid on or before the Redemption Date shall be payable to the Holders on the record dates for the related dates of distribution. In addition, if any Additional Interest Distribution Date falls after the Redemption Date, the Company shall make such distribution on the Additional Interest Distribution Date.

               Once notice of Redemption is given and funds are irrevocably deposited, interest on the PHONES shall cease to accrue on and after the Redemption Date and all rights of the Holders shall cease, except for the right of such Holders to receive the Redemption Amount (but without interest on such Redemption Amount).

               If the Redemption Date is not a Business Day, then the Redemption Amount shall be payable on the next Business Day (and without any interest or other payment in respect of any such delay).

               If the Company improperly holds or refuses to pay any Redemption Amount, interest on the PHONES shall continue to accrue at a rate equal to the Basic Interest Rate then in effect, even if such rate is lower than the rate in effect when the amount owed originally accrued, from the original Redemption Date (the "Original Redemption Date") to the actual date of payment (the "Actual Redemption Date"). In such case, the Actual Redemption Date shall be considered the Redemption Date for purposes of calculating the Redemption Amount. The Final Period Distribution shall be deemed paid on the Original Redemption Date to the extent paid as set forth in the definition of Final Period Distribution above.

6.  Reference Share Adjustments

               For purposes hereof, "Reference Company" means McLeodUSA Incorporated, a Delaware corporation ("McLeodUSA"), and any other issuer of a Reference Share. A "Reference Share" means, collectively (i) initially, 0.8772 share of McLeodUSA's Class A Common Stock, par value $0.01 (the "McLeodUSA Stock"); (ii) and, after the date hereof, each share or fraction of a share of publicly traded equity securities received by a holder of a Reference Share in respect of such Reference Share and, to the extent that the Reference Share remains outstanding after any of the following events but without duplication, including the Reference Share, in each case directly or as the result of successive applications of this paragraph upon any of the following events: (A) the distribution on or in respect of a Reference Share in Reference Shares; (B) the combination of Reference Shares into a smaller number of shares or other units; (C) the subdivision of outstanding shares or other units of Reference Shares; (D) the conversion or reclassification of Reference Shares by issuance or exchange of other securities; (E) any consolidation or merger of a Reference Company, or any surviving entity or subsequent surviving entity of a Reference Company (a "Reference Company Successor"), with or into another entity (other than a merger or consolidation in which the Reference Company is the continuing corporation and in which the Reference Company common stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Reference Company or another corporation); (F) any statutory exchange of securities of the Reference Company or any Reference Company Successor with another corporation (other than in connection with a merger or acquisition and other than a statutory exchange of securities in which the Reference Company is the continuing corporation and in which the Reference Company common stock outstanding immediately prior to the statutory exchange is not exchanged for cash, securities or other property of the Reference Company or another corporation); or (G) any liquidation, dissolution or winding up of the Reference Company or any Reference Company Successor; and (iii) any Reference Share as adjusted by any Reference Share Offer Adjustment (as defined below).

               A "Reference Share Offer" means any tender offer or exchange offer made for all or a portion of a class or series of Reference Shares of a Reference Company. If a Reference Share Offer is made, the Company shall, at its option, either: (i) during the pendency of the Reference Share Offer, increase the Early Exchange Ratio to 100% of the Reference Shares and, if the Company exercises this option prior to February 15, 2003, agree to pay to each exchanging Holder of a PHONES an amount equal to the Redemption Premium that would be owed to such Holder if the Company had redeemed the PHONES on the date of exchange; or (ii) make a Reference Share Offer Adjustment.

               A "Reference Share Offer Adjustment" means including as part of a
Reference Share each share of publicly traded equity securities, if any, deemed to be distributed on or in respect of a Reference Share as Average Transaction Consideration (as defined below) less the Reference Share Proportionate Reduction (as defined below).

               "Average Transaction Consideration" deemed to be received by a holder of one Reference Share in a Reference Share Offer shall be equal to (i) the aggregate consideration actually paid or distributed to all holders of Reference Shares that participated in the Reference Share Offer, divided by (ii) the total number of Reference

Shares outstanding immediately prior to the expiration of the Reference Share Offer and entitled to participate in such Reference Share Offer.

               A "Reference Share Proportionate Reduction" means a proportionate reduction in the number of Reference Shares which are the subject of the applicable Reference Share Offer and attributable to one PHONES calculated in accordance with the following formula:

                                  R=  X
                                     --
                                      N
where:

               R= the fraction by which the number of Reference Shares of the class of Reference Shares subject to the Reference Share Offer and attributable to one PHONES shall be reduced.

               X= the aggregate number of Reference Shares of the class or series of Reference Shares subject to the Reference Share Offer accepted in the Reference Share Offer.

               N= the aggregate number of Reference Shares of the class of series of Reference Shares subject to the Reference Share Offer outstanding immediately prior to the expiration of the Reference Share Offer.

               If the Company elects to make a Reference Share Offer Adjustment, the Company will distribute as Additional Interest the Average Transaction Consideration (other than Average Transaction Consideration that is publicly traded equity securities which will themselves become Reference Shares as a result of a Reference Share Offer Adjustment) deemed to be received on the Reference Shares of the class or series subject to the Reference Share Offer and attributable to each PHONES immediately prior to giving effect to the Reference Share Proportionate Reduction relating to such Reference Share Offer.

               If the Company elects to make a Reference Share Offer Adjustment, and during the pendency of the Reference Share Offer another Reference Share Offer is commenced in relation to the Reference Shares that are the subject of the then existing Reference Share Offer, the Company may change its original election by electing to increase the Early Exchange Ratio to 100% of the Reference Shares and agreeing to pay the other amounts described above during the pendency of the new Reference Share Offer, or the Company may continue to elect to make a Reference Share Offer Adjustment. The

Company shall similarly be entitled to change its election for each further Reference Share Offer made during the pendency of any Reference Share Offer for the same class of Reference Shares. For the purposes of these adjustments, a material change to the terms of an existing Reference Share Offer will be deemed to be a new Reference Share Offer.

               If the Company elects to increase the Early Exchange Ratio to 100% of the Reference Shares in connection with a Reference Share Offer, no Reference Share Offer Adjustment shall be made and the Company may not change such election if any further Reference Share Offer is made.

               The Company shall give the Trustee notice of the Company's election in the event of a Reference Share Offer. The Company shall also prepare a press release and provide such press release to DTC for dissemination through the DTC broadcast facility. The Company shall give such notice no later than ten
(10) Business Days before the scheduled expiration of the Reference Share Offer.

7.  Acceleration of PHONES

               If an Event of Default with respect to the PHONES shall occur and be continuing, the Maturity Amount of all PHONES then outstanding may be declared, or may become, due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

8.  Calculations in Respect of the PHONES

               The Company shall be responsible for making all calculations required under the PHONES, including, without limitation, the determination of:
(i) the Contingent Principal Amount; (ii) the Current Market Value of the Reference Shares; (iii) the Exchange Market Value of the Reference Shares; (iv) the Final Period Distribution on the PHONES; (v) the fair market value of any property distributed on the Reference Shares; (vi) the Average Transaction Consideration; (vii) the composition of a Reference Share; (viii) the Redemption Amount; (ix) the Maturity Amount; (x) Basic Interest; (xi) Additional Interest; and (xii) the amount of Accrued Interest payable upon Redemption or at Maturity of the PHONES.

               The Company shall make all such calculations in good faith and, absent manifest error, such calculations shall be final and binding on Holders of the PHONES. The Company shall provide a schedule of such calculations to the Trustee and the Trustee shall be entitled to rely upon the accuracy of such calculations without independent verification.

9.  Amount Payable Upon Bankruptcy

               Upon dissolution, winding-up, liquidation or reorganization, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other similar proceedings in respect of the Company, Holders of the PHONES may be entitled to a claim against the Company with respect to each PHONES in an amount equal to the higher of: (i) the Contingent Principal Amount or (ii) the sum of (1) the then Current Market Value (without giving effect to the provisions relating to any Rollover Offering) of the Reference Shares attributable to each PHONES and (2) any unpaid Deferred Basic Interest (including any Accrued Interest) plus, in the case of either (i) or (ii), the Final Period Distribution determined as if the date of such event were the Maturity Date of the PHONES.

10.  Discharge and Defeasance

               The Indenture contains provisions for defeasance of the entire indebtedness of the PHONES upon compliance with certain conditions set forth therein, which provisions shall not apply to the PHONES.

11.  Amendment; Waiver

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the PHONES under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in Original Principal Amount of the PHONES at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in Original Principal Amount of the PHONES at the time outstanding, on behalf of the Holders of all PHONES, to waive compliance by the Company or the Guarantor with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this PHONES shall be conclusive and binding upon such Holder and upon all future Holders of this PHONES and of any PHONES issued upon the registration of transfer thereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this PHONES. Notwithstanding any other provision of this PHONES or the Indenture, no supplemental indenture, without the consent of the Holders of each PHONES shall:

               (a) reduce the amount of PHONES whose Holders must consent to an amendment or waiver;

               (b) change the rate or the time for payment of interest, including Basic Interest, Additional Interest and amounts relating to cash dividends on the Reference Shares;

               (c)  change the principal or the fixed maturity;

               (d) waive a default in the payment of principal, premium or interest;

               (e)  make the PHONES payable in a different currency;

               (f) make any change in the provisions of the Indenture concerning (i) waiver of existing Defaults; (ii) right of Holders of PHONES to receive payment; or (iii) amendments and waivers with consent of Holders of PHONES;

               (g) impair the right to institute suit for the enforcement of any payment on or after the stated maturity of such payment or, in the case of Redemption, on or after the Redemption Date; or

               (h) modify or effect in any manner adverse to the Holders the terms and conditions of the Guarantor's obligations regarding due and punctual payment of principal of, or any premium or interest on the PHONES.

12. Payment

               No reference herein to the Indenture and provision of this PHONES or of the Indenture shall alter or impair the obligation of the Company and the Guarantor, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this PHONES at the times, place and rate, and in the coin or currency, herein prescribed.

13. Transfers

               As provided in the Indenture and subject to certain limitations on transfer of this PHONES by DTC or its nominee, the transfer of this PHONES is registrable by the Registrar, upon surrender of this PHONES for registration of transfer at the office or agency of the Company or the Guarantor, as the case may be, in Milwaukee, Wisconsin and the Borough of Manhattan, The City of New York, New York, duly endorsed by, or accompanied by the written instrument of transfer attached hereto duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new PHONES, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees. The Registrar need not register the transfer of or exchange any PHONES for a period of 15 days before an Interest Payment Date.

               No service charge shall be made for any such registration of transfer or exchange of PHONES, but the Company and the Guarantor may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due presentment of this PHONES for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the person in whose name this PHONES is registered as the owner hereof for all purposes, whether or not this PHONES be overdue, and none of the Company, the Guarantor, the Trustee or any such agent shall be affected by notice to the contrary.

14. Persons Deemed Owners

               The registered Holder of this PHONES may be treated as the owner of it for all purposes.

15. Unclaimed Money

               If money for the payment of principal of, or premium, if any, or interest on, any PHONES remains unclaimed for two years, the Trustee or paying agent shall pay the money back to the Company at its request unless an abandoned property law designates another person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

16. No Recourse Against Others

               A director, officer, employee or stockholder, as such, of the Company or the Trustee shall not have any liability for any obligations of the Company under the PHONES or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a PHONES, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the PHONES.

17. Registration Rights

               The Holder of this PHONES is entitled to the benefits of the Registration Rights Agreement, dated as of February 1, 2000 (the "Registration Rights Agreement"), among the Company, the Guarantor and the Initial Purchaser.

18. Representation and Warranty by Holders

               Each purchaser of PHONES, by its acquisition thereof, will be deemed to have acknowledged, represented to and agreed with the Initial Purchaser, the Company and the Guarantor as follows:

               (1) Such purchaser understands and acknowledges that the PHONES have not been registered under the Securities Act or any other applicable securities laws, are being offered for resale in transactions not requiring registration under the Securities Act or any other securities laws including sales pursuant to Rule 144A under the Securities Act, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, or pursuant to an exemption therefrom or in a transaction not subject thereto, and in each case in compliance with the conditions for transfer set forth in paragraph (4) below.

               (2) Such purchaser is not an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company and it is either:

                    (a) a QIB and is aware that any sale of PHONES to it will be made in reliance on Rule 144A and such acquisition will be for its own account or for the account of another QIB with respect to which it exercises sole investment discretion and to whom it has given notice that the PHONES are being sold in reliance on Rule 144A; or

                    (b) an Institutional  Accredited Investor and, if the PHONES
               are to be purchased for one or more accounts ("investor accounts") for which it is acting as fiduciary or agent, each such investor account is an Institutional Accredited Investor on a like basis; in the normal course of its business, it invests in or purchases securities similar to the PHONES and such purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing any of the PHONES and it is aware that it (or any such investor account) may be required to bear the economic risk of an investment in the PHONES for an indefinite period of time and it (or such investor account) is able to bear such risk for an indefinite period and such purchaser has agreed to deliver a letter substantially in the form of Exhibit D to the Second Supplemental Indenture to the Company.

               (3) Such purchaser acknowledges that none of the Company, the Guarantor or the Initial Purchaser, or any person representing the Company, the

          Guarantor or the Initial Purchaser, has made any representation to it with respect to the Company, the Guarantor or the offering or sale of any PHONES other than the information contained in the Offering Memorandum, dated January 26, 2000, relating to the PHONES, which has been delivered to it and upon which such purchaser is relying in making its investment decision with respect to the PHONES. Accordingly, such purchaser acknowledges that no representation or warranty is made by the Initial Purchaser as to the accuracy or completeness of such materials. Such purchaser has had access to such financial and other information concerning the Company, the Guarantor and the PHONES (and the Guarantees) as it has deemed necessary in connection with its decision to purchase any of the PHONES, including an opportunity to ask questions of and request information from the Initial Purchaser, the Company and the Guarantor.

               (4) Such purchaser is purchasing the PHONES for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirement of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell such PHONES pursuant to Rule 144A or any exemption from registration available under the Securities Act or pursuant to a registration statement which has been declared effective under the Securities Act. Such purchaser agrees on its own behalf and on behalf of any investor account for which it is purchasing the PHONES, and each subsequent holder of the PHONES by its acceptance thereof will be deemed to agree, not to offer, sell or otherwise transfer the PHONES prior to (x) the date which is two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of the date of original issue of the PHONES and the last date on which the Company or any of its "affiliates" (as defined in Rule 144 under the Securities Act) was the owner of the PHONES (or any predecessor thereto) or (y) such later date, if any, as may be required by applicable law (the "Resale Restriction Termination Date"), unless such sale, offer or transfer is made (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the PHONES are eligible for resale pursuant to Rule 144A to a person it reasonably believes is a QIB that purchases for its own account or for the account of a QIB, in each case to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to an Institutional Accredited Investor that is acquiring the PHONES for its own account or for the account of such an Institutional Accredited Investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities

          Act or (e) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and to compliance with any applicable state or other securities laws. If any resale or transfer of the PHONES is proposed to be made pursuant to clause (d) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of
          Exhibit D to the Indenture to the Company and the Trustee. The foregoing restrictions on resale will not apply subsequent to the
          Resale Restriction Termination Date. Each purchaser of PHONES acknowledges that the Company, the Guarantor and the Trustee reserve the right prior to any offer, sale or other transfer of PHONES prior to the Resale Restriction Termination Date pursuant to clauses (d) or
          (e), above, to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to them and the Trustee. Each purchaser of PHONES acknowledges that each PHONES will contain a legend substantially in the form on the face of this PHONES unless otherwise agreed by the Company, the Guarantor and the Trustee.

               (5) Such purchaser acknowledges that the Company, the Guarantor, the Initial Purchaser, the Trustee and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agree that, if any of the acknowledgments, representations, warranties and agreements deemed to have been made by its purchase of the notes are no longer accurate, it shall promptly notify the Initial Purchaser. If such purchaser is acquiring any notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account and that each such investor account is eligible to purchase the PHONES.

               (6) Such purchaser acknowledges that the Trustee, the transfer agent and the registrar will not be required to accept for registration of transfer any PHONES acquired by it, except upon presentation of evidence satisfactory to the Company and the Trustee that the restrictions set forth above have been complied with.

               (7) Such purchaser acknowledges that the foregoing restrictions apply to holders of beneficial interests in the PHONES, as well as the holders of the PHONES.

19.  Sinking Fund

               The  PHONES  do  not  have  the  benefit  of  any  sinking   fund
obligations.

20.  Indenture

               The Company shall furnish to any Holder of record of PHONES, upon written request and without charge, a copy of the Indenture.

21.  Governing Law

               The Indenture and this PHONES each shall be governed by and construed in accordance with the laws of the State of Wisconsin without regard to principles of conflicts of law.

22.  Authentication

               Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this PHONES shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

               In Witness Whereof, Alliant Energy Resources, Inc. has caused this PHONES to be signed in its corporate name by the facsimile signature of two of its officers thereonto duly authorized and has caused a facsimile of its corporate seal to be affixed hereto or imprinted or otherwise reproduced hereon.

                                         ALLIANT ENERGY RESOURCES, INC.
ATTEST:


By: __________________________________   By: __________________________________
      Name:                                    Name:
      Title:                                   Title:

               FOR VALUE RECEIVED, the Guarantor, hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed the due and punctual payment of the principal, of premium, if any, or interest on said Security, when and as the same shall be become due and payable, whether at maturity, upon redemption or otherwise, according to the terms thereof and of the Indenture referred to therein.

               The Guarantor agrees to determine, at least one business day prior to the date upon which a payment of principal, of premium, if any, or interest on said Security is due and payable, whether the Company has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Company punctually to pay any such principal, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon redemption or otherwise, and as if such payment were made by the Company.

               The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrevocable and absolute, irrespective of the validity, regularity or enforceability of said Security or said Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of said Security with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Security or indebtedness evidenced thereby, and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in said Security and in this Guarantee.

               The Guarantor shall be subrogated to all rights of the Holder of said Security against the Company in respect to any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of the Holders of all of the Securities then outstanding, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of and premium, if any, and interest on all Securities shall have been paid in full or payment thereof shall have been provided for in accordance with said Indenture.

               Notwithstanding anything to the contrary contained herein, if following any payment of principal or interest by the Company on the Securities to the Holders of the


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

Securities it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C. Section 547 and such payment is paid by such Holder to such trustee in bankruptcy, then and to the extent of such repayment the obligations of the Guarantor hereunder shall remain in full force and effect.

               This Guarantee shall not be valid or become obligatory for any purpose with respect to a Security until a certificate of authentication on such Security shall have been signed by the Trustee (or the authenticating agent).

               This Guarantee shall be governed by the laws of the State of Wisconsin.

               IN WITNESS WHEREOF, ALLIANT ENERGY CORPORATION has caused this Guarantee to be signed in its corporate name by the signature of two of its officers thereunto duly authorized and has caused its corporate seal to be affixed hereto or imprinted or otherwise reproduced hereon.


                                         ALLIANT ENERGY CORPORATION,
                                         as Guarantor
ATTEST:


By: _________ ________________________   By: __________________________________
      Name:                                    Name:
      Title:                                   Title:



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


                      TRUSTEE CERTIFICATE OF AUTHENTICATION


     This is one of the PHONES described in the within-named Indenture.


                                         FIRSTAR BANK, N.A.,
                                         as Trustee



                                         By: ________________________________
                                               Name:
                                               Title:





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